LITMAN GREGORY FUNDS TRUST

Supplement dated September 21, 2022 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2022, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP Alternative Strategies Fund:

Dynamic Beta investments, LLC (“DBi” or the “Sub-Advisor”) is added as a sub-advisor, and Andrew Beer and Mathias Mamou-Mani are added as portfolio managers, to the iMGP Alternative Strategies Fund, effective September 30, 2022.

The following information replaces the fourth and fifth paragraphs in the section entitled “Summary Section – Principal Strategies” beginning on page 12 of the Prospectus dated April 29, 2022, as supplemented:

(Changes are in boldface and underlined)

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures and equity hedge strategies. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies, and (6) an “enhanced trend strategy” that focuses on a blend of managed futures and equity hedge strategies. iM Global may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The following information is added as the last paragraph to the section entitled “Summary Section – Principal Strategies” on page 14 of the Prospectus dated April 29, 2022, as supplemented:

The sub-advisor that manages the enhanced trend strategy seeks to generate attractive absolute and risk-adjusted returns over multi-year periods with low average correlation to traditional assets, while providing strong diversification benefits during periods of extended losses for stocks and/or bonds. The sub-advisor that manages the advanced trend strategy may also allocate a portion of the Alternative Strategies Fund’s assets that it manages in a wholly-owned subsidiary of the Alternative Strategies Fund (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by that sub-advisor, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.

The following information is added to the section entitled “Summary Section – Principal Risks” beginning on page 14 of the Prospectus dated April 29, 2022, as supplemented:

•

Managed Futures Strategy Risk.    In seeking to achieve its investment objective, the Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Futures Contracts Risk.    Futures contracts have a high degree of price variability and are subject to occasional rapid and substantial changes. There is an imperfect correlation between the change in market value of the futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts. Futures contracts pose the risk of a possible lack of a liquid secondary market, resulting in the potential inability to close a futures contract when desired. Futures contracts are also subject to risks related to possible market disruptions or other extraordinary events, including but not limited to, governmental intervention, and potentially unlimited losses caused by unanticipated market movements. Futures contracts are subject to the possibility that the counterparties to the contracts will default in the performance of their obligations. If the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its futures contracts, or close certain positions at a time when it may be disadvantageous to do so. The successful use of futures contracts draws upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations.

The use of futures contracts, which are derivative instruments, will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. There is no assurance that the Fund’s investment in a futures contract with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•

Commodities Risk.    Exposure to the commodities markets (including financial futures markets) may subject the Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•

Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•

Equity Hedge Strategy Risk.    The Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

The following information replaces the table in the section entitled “Summary Section - Management” on page 18 of the Prospectus dated April 29, 2022, as supplemented:

(Changes are in boldface and underlined)

Investment Advisor	Portfolio Manager	Managed the Alternative Strategies Fund Since:
iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, President of the Trust, Managing Director, Chief Investment Officer and Portfolio Manager	2011
	Jason Steuerwalt, CFA, Director and Co-Portfolio Manager	2019
Sub-Advisor	Portfolio Manager
Blackstone Credit Systematic Strategies LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017
	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017
	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017
Dynamic Beta investments, LLC	Andrew Beer, Managing Member and Co-Portfolio Manager Mathias Mamou-Mani, Managing Member and Co-Portfolio Manager	2022 2022
DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2011 2017
First Pacific Advisors, LP	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011
	Brian Selmo, CFA, Partner, Portfolio Manager and Director of Research Mark Landecker, CFA, Partner and Portfolio Manager	2011 2011
Loomis, Sayles & Company, L.P.	Matthew J. Eagan, CFA, Executive Vice President, Director and Portfolio Manager	2011
	Todd P. Vandam, CFA, Vice President and Portfolio Manager	2011
	Brian P. Kennedy, Vice President and Portfolio Manager	2021
	Elaine M. Stokes, Executive Vice President, Director and Portfolio Manager	2021
Water Island Capital, LLC	John Orrico, CFA, Managing Member, Chief Investment Officer and Portfolio Manager	2011
	Todd Munn, Portfolio Manager	2011
	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011
	Gregg Loprete, Portfolio Manager	2011

The following information replaces the four paragraphs and the table in the section entitled “iMGP Alternative Strategies Fund - Sub-Advisors” on page 73 of the Prospectus dated April 29, 2022, as supplemented:

(Changes are in boldface and underlined)

iM Global’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s six sub-advisors to provide investors a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures and equity hedge strategies. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies, and (6) an “enhanced trend strategy” that focuses on a blend of managed futures and equity hedge strategies.

The following table provides a description of the Alternative Strategies Fund’s six sub-advisors and their current target levels of assets. Asset levels will fluctuate, and it is at the discretion of iM Global to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION RANGE	STRATEGY
Stephen Kealhofer Paul Harrison Adam Dwinells Blackstone Credit Systematic Strategies LLC	15%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman, CFA DoubleLine Capital LP	20%	Opportunistic Income
Andrew Beer Mathias Mamou-Mani Dynamic Beta investments, LLC	20%	Enhanced Trend Strategy
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LP	12%	Contrarian Opportunity
Matthew J. Eagan, CFA Brian P. Kennedy Elaine M. Stokes Todd P. Vandam, CFA Loomis, Sayles & Company, L.P.	15%	Strategic Alpha Fixed Income
John Orrico, CFA Todd Munn Roger Foltynowicz, CFA, CAIA Gregg Loprete Water Island Capital, LLC	18%	Arbitrage

The following is added to the section titled “iMGP Alternative Strategies Fund Portfolio Managers” after the description of DoubleLine Capital LP beginning on page 75 of the Prospectus dated April 29, 2022, as supplemented:

Andrew Beer

Mathias Mamou-Mani

Dynamic Beta investments, LLC

12 East 49th Street

New York, NY 10017

Andrew Beer and Mathias Mamou-Mani are the co-portfolio managers responsible for the enhanced trend strategy (the “Enhanced Trend Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Dynamic Beta investments, LLC (“DBi”). Prior to founding DBi in 2012, Beer co-founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Beer’s extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mamou-Mani is a Managing Member of DBi and has over 13 years of experience in asset management at DBi and its predecessors overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.

DBi is an SEC-registered investment advisory firm formed in 2012. DBi is an asset management company with over $962 million in assets under management as of June 30, 2022, and is engaged in the business of offering investment trading advice to private funds and other separately managed accounts, in addition to the Alternative Strategies Fund. iM Square Holding 4, LLC, an affiliate of the Advisor, owns a non-controlling, minority interest in DBi. The Sub-Advisor is registered as a CTA.

The Enhanced Trend Strategy combines a managed futures strategy (approximately 75% of the segment) with an equity hedge strategy (approximately 25% of the segment). A portion of this segment will be invested in the Alternative Strategies Fund’s wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by DBi, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.

Managed Futures Strategy

The managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Positions held by the Alternative Strategies Fund in those contracts are determined based on a proprietary, quantitative model – the Dynamic Beta Engine – that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds (“CTA hedge funds”), which are hedge funds that use futures or forward contracts to achieve their investment objectives. The Dynamic Beta Engine analyzes recent (i.e., trailing 60-day) performance of CTA hedge funds in order to identify a portfolio of liquid financial instruments that closely reflects the estimated current asset allocation of the selected pool of CTA hedge funds, with the goal of simulating the performance, but not the underlying positions, of those funds. Based on this analysis, DBi will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts.

The Dynamic Beta Engine uses data sourced from (1) publicly available U.S. futures market data obtained and cross-checked through multiple common subscription pricing sources, and (2) public CTA hedge fund indexes obtained through common subscription services and cross-checked with publicly available index information. DBi relies exclusively on the Dynamic Beta Engine and does not have discretion to override the model-determined asset allocation or portfolio weights. DBi will periodically review whether instruments should be added to or removed from the model in order to improve the model’s efficiency. The model’s asset allocation is limited to asset classes that are traded on U.S.-based exchanges. Based on this analysis, DBi will invest in an optimized portfolio of long and short positions in domestically-traded, liquid derivative contracts selected from a pool of the most liquid derivative contracts, as determined by DBi.

Futures contracts and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. DBi takes long positions in derivative contracts that provide exposure to various asset classes, sectors and/or markets that DBi expects to rise in value, and takes short positions in asset classes, sectors and/or markets that DBi expects to fall in value. DBi expects to limit its investments to highly-liquid, domestically-traded contracts that it believes exhibit the highest correlation to what DBi perceives to be the core positions of the target hedge funds. Such core positions are generally long and short positions in domestically-traded derivative contracts viewed as highly liquid by DBi. Agreeing to buy the underlying instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying instrument is called selling a futures contract or taking a short position in the contract.

DBi intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 40% of the segment of the Alternative Strategies Fund that it manages in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, fixed income securities, pooled investment vehicles, including those that are not registered with the SEC under the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Alternative Strategies Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Alternative Strategies Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

In addition to its use of futures and investment in the Subsidiary, DBi expects, under normal circumstances, to invest a large portion of the segment in debt securities in order to collateralize its derivative investments, for liquidity purposes, or to enhance yield. DBi may hold fixed income instruments of varying maturities, but that have an average duration of less than one year. In particular, DBi may hold government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less.

Equity Hedge Strategy

With respect to the equity hedge strategy, DBi seeks to model its investments after long/short equity hedge fund strategies and does not invest in hedge funds. Because the Alternative Strategies Fund is not a hedge fund, the Fund will be limited in its ability to fully replicate hedge fund strategies due to regulatory requirements, including limitations on leverage and liquidity of the Fund’s investments.

DBi invests in long and short positions in exchange-traded futures contracts across the broad asset classes of equities, fixed income, and currencies. The long and short positions in the futures contracts are determined by DBi using the Dynamic Beta Engine. The Dynamic Beta Engine is designed to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds, which are hedge funds that employ fundamental analysis to buy or sell short individual equity securities to achieve their respective investment objectives (“Equity Hedge funds”).

Equity Hedge funds typically diversify their risks by limiting the hedge fund’s net exposure to certain industries, regions, or market capitalizations, which allows them to focus on company-specific characteristics. Equity Hedge funds often hedge against the returns of the overall market. This segment will not necessarily use its long and short positions to reduce risk by taking offsetting positions. The segment may take uncorrelated positions (e.g., invest in long and short futures contracts with values that do not historically exhibit a strong relationship to each other), which may increase the segment’s overall market exposure and risk.

DBi has conducted extensive research into the drivers of performance of hedge funds and believes that individual security selection by the target Equity Hedge funds can deliver market outperformance over time through shifts in asset allocation among major equity markets. For example, if fundamentally-driven hedge fund managers collectively determine that stocks in emerging markets are more attractive than those in developed markets, the Dynamic Beta Engine can identify this and shift asset allocation exposures accordingly.

Based on this model, the Alternative Strategies Fund will invest in an optimized portfolio of long and short positions in U.S. exchange-traded futures contracts, as determined by DBi. This process is repeated monthly, with all positions rebalanced at that time. The Dynamic Beta Engine analyzes recent historical performance of a diversified pool of the largest Equity Hedge funds in order to estimate the current asset allocation of a selected pool of Equity Hedge funds. DBi relies exclusively on the model and does not have discretion to override the model-determined asset allocation or portfolio weights. Investing in a limited number of highly liquid futures contracts and monthly rebalancing is expected to keep transaction costs low relative to Equity Hedge funds. The model seeks to replicate Equity Hedge funds by analyzing historical returns of Equity Hedge funds provided by a third-party data provider and identifying futures contracts that most closely reflect the Equity Hedge funds’ estimated current exposures across the various asset classes.

DBi will invest in a limited number of highly-liquid futures contracts (including futures contracts on underlying instruments such as listed U.S. equity indices, baskets of currency, and U.S. treasury securities) that it believes exhibit the highest correlation to what DBi perceives to be the core positions of the target Equity Hedge funds, which are generally long and short positions of individual equity securities. DBi will take long and short positions in U.S. exchange-traded derivative contracts that it views as highly liquid.

As a result of the strategies implemented by DBi, this segment of the Alternative Strategies Fund may have gross notional exposure, which is defined as the sum of the notional exposure of both long and short derivative positions across the segment, that approximates the current asset allocation and matches the risk profile of a diversified pool of the largest CTAs. The Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and interpretations thereunder, impose certain limitations on the Fund’s ability to use leverage. Under normal market conditions, DBi will seek to achieve segment volatility of 8-10% on an annual basis, which refers to the approximate maximum amount of expected gains or losses during a given year expressed as a percentage of value.

DBi will, in an effort to reduce certain risks (e.g., volatility of returns), limit the segment’s gross notional exposure on certain futures contracts whose returns are expected to be particularly volatile. In addition to these specific exposure limits, DBi will use quantitative methods to assess the level of risk for the segment.

Management of the Subsidiary. DBi also serves as the investment adviser to the Subsidiary, a wholly-owned and controlled subsidiary of the Alternative Strategies Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Agreement”). DBi does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between DBi and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Alternative Strategies Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Fund wholly owns and controls the Subsidiary, and DBi is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. Additionally, as part of the Board’s consideration of the sub-advisory agreement between the Advisor and DBi, the Board also considers DBi’s performance with regard to the Subsidiary.

The Subsidiary Agreement continues indefinitely, subject to annual renewal by the Board. However, the Subsidiary may terminate the Subsidiary Agreement if the Advisor terminates its sub-advisory agreement with DBi, or if the SEC takes any action that would prohibit DBi from providing its sub-advisory services to the Alternative Strategies Fund. In addition, the Subsidiary or DBi may terminate the Subsidiary Agreement by giving at least 90 days’ written notice to the other party.

In addition, the Alternative Strategies Fund complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.

CFTC Regulation. Because of the nature of its investments, the Alternative Strategies Fund is subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as commodity pools and DBi is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. DBi is regulated by the CFTC, the National Futures Association and the SEC and is subject to each regulator’s disclosure requirements.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Other Accounts Managed by Portfolio Managers” beginning on page 57 of the SAI dated April 29, 2022, as supplemented:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alternative Strategies Fund
Andrew Beer* (DBi)	0	$0	2	$72 million	3	$537 million
Mathias Mamou-Mani* (DBi)	0	$0	2	$72 million	3	$537 million

*Information is as of June 30, 2022.

The following information is added to the section entitled “Additional Portfolio Manager Information - Conflicts

of Interest” after the description of DoubleLine Capital LP (“DoubleLine”) on page 70 of the SAI dated April 29, 2022, as supplemented:

DYNAMIC BETA INVESTMENTS, LLC (“DBi”)

Sub-Advisor to the Alternative Strategies Fund

Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

The following information is added to the section entitled “Additional Portfolio Manager Information - Compensation Structures and Methods” after the description of DoubleLine on page 87 of the SAI dated April 29, 2022, as supplemented:

DBI

Sub-Advisor to the Alternative Strategies Fund

Each portfolio manager receives a fixed salary and owns an equity interest in the Sub-Advisor. Each portfolio manager’s compensation is determined by the profitability of the Sub-Advisor and is not based on the performance or value of assets of the Alternative Strategies Fund.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Portfolio Manager Securities Ownership” beginning page 95 of the SAI dated April 29, 2022, as supplemented:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Andrew Beer* Alternative Strategies Fund	A
Mathias Mamou-Mani* Alternative Strategies Fund	A

*Information is as of June 30, 2022.

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

The following information is added to the section entitled “Proxy Voting Policies and Procedures” after the discussion of DoubleLine beginning on page 101 of the SAI dated April 29, 2022, as supplemented:

DBi

Sub-Advisor to the Alternative Strategies Fund

Due to the nature of its investment activities, the Sub-Advisor will seldom, if ever, be called upon to vote client proxies. If a situation ever arises where the Sub-Advisor is in a position to vote proxies, it will vote any proxies in accordance with its fiduciary duty to its clients and will generally seek to vote proxies in a way that maximizes the value of clients’ assets. The Sub-Advisor will document and abide by any specific proxy voting instructions conveyed by a client with respect to that client’s securities and maintain certain books and records associated with its proxy voting policies and procedures in accordance with paragraph (c)(ii) of Rule 204-2 under the Investment Advisers Act of 1940, as amended. The CCO will ensure that the Sub-Advisor complies with all applicable recordkeeping requirements associated with proxy voting.

Please keep this Supplement with your Prospectus and Statement of Additional Information.